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                                                                   EXHIBIT 10.45

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into this 12th day of May, 2000, by and between Sync Research, Inc., a Delaware corporation (the "COMPANY") and Entrada Holdings LLC (the "PURCHASER").

         This Agreement is made pursuant to a Stock Purchase Agreement, dated as of May__, 2000 (the "PURCHASE AGREEMENT") between the Company and the Purchaser. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to closing under the Purchase Agreement. All defined terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

         The parties hereby agree as follows:

SECTION 1. DEFINITIONS

         As used in this Agreement, the following capitalized terms shall have the following meanings:

         "ACT" means Securities Act of 1933, as amended.

         "COMMISSION" means Securities and Exchange Commission.

         "COMMON STOCK" means Common Stock, $.001 par value per share, of the Company.

         "EXCHANGE ACT" means Securities Exchange Act of 1934, as amended.

         "HOLDERS" is defined in Section 2(b) hereof.

         "NASD" means National Association of Securities Dealers, Inc.

         "PERSON" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" means prospectus included in the Registration Statement (as defined herein), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities (as defined herein) covered by the Registration Statement and by all other amendments and supplements to the Prospectus, including post-effective amendments, and all material which may be incorporated by reference into such Prospectus.

         "REGISTRABLE DATE" means the earlier of: (i) ninety (90) days after the closing of the Osicom Merger (as defined in the Purchase Agreement) or (ii) the first anniversary of the date of this Agreement.

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         "TRANSFER RESTRICTED SECURITIES" means each share of the Company's
Common Stock issued or issuable upon the conversion of the shares of Preferred Stock issued pursuant to the Purchase Agreement) and any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Common Stock, until each such share (i) has been effectively registered under the Act, or (ii) is distributed to the public pursuant to Rule 144 under the Act or (iii) may be sold or transferred pursuant to Rule 144(k)(or any similar provisions then in force) under the Act or otherwise.

         "UNDERWRITER" means any underwriter, placement agent, selling broker, dealer manager, qualified independent underwriter or similar securities industry professional.

         "UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING" means an offering in which securities of the Company are sold to an Underwriter or with the assistance of such Underwriter for reoffering to the public on a firm commitment or best efforts basis.

SECTION 2. SECURITIES SUBJECT TO THIS AGREEMENT

         (a) TRANSFER RESTRICTED SECURITIES. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

         (b) HOLDERS OF TRANSFER RESTRICTED SECURITIES. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "HOLDER") whenever such Person owns Transfer Restricted Securities.

SECTION 3. REGISTRATION

         (a)      REGISTRATION ON DEMAND.

                  (i) At any time after the Registrable Date the Purchaser on behalf of the Holders of the Transfer Restricted Securities shall have the right to require the Company, by written request, to cause the Transfer Restricted Securities to be registered with the Commission by filing a Registration Statement to cover the offer and resale by a Holder from time to time and the methods of distribution elected by such holder of Transfer Restricted Securities as set forth in such Registration Statement. Within 10 days after receipt of any such request, the Company will serve a written notice of such registration request to all Holders, and the Company will include in such registration all Transfer Restricted Securities of such Holders with respect to which the Company has received written requests for inclusion therein within 20 business days after the delivery such notice. As used herein, "REGISTER", "REGISTERED" and "REGISTRATION" each refer to a registration of the Transfer Restricted Securities effected by filing with the Commission a Registration Statement in compliance with the Act and the declaration or ordering by the Commission of effectiveness of such Registration Statement. "REGISTRATION STATEMENT" shall mean Form S-3 or such other form as may be available to the Company and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by

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reference therein. In connection with any registration, the Company will pay for all registration expenses (as defined in Section 5 hereof) and will pay for its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

                  (ii) A registration will not be deemed to have been effected pursuant to this Section 3(a) unless it has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto; provided that if, after it has become effective, the offering of shares of Transfer Restricted Securities pursuant to such registration is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental or administrative agency, or if any court prevents or otherwise limits the sale of the shares of Common Stock pursuant to the registration at any time within the time period provided under Section 4(b)(ii)(y), such registration will be deemed not to have been effected. If (i) a registration requested pursuant to this Section 3(a) is deemed not to have been effected or
(ii) the registration requested pursuant to this Section 3(a) does not remain effective for a period of at least the period provided under Section 4(b)(ii)(y), then the Company shall continue to be obligated to effect such registration pursuant to this Section 3(a).

         (b) INCIDENTAL REGISTRATION. If the Company at any time proposes to register (other than a registration on Form S-8 or S-4 or any successor or similar forms) any of its equity securities under the Act, whether or not for sale for its own account, in a manner which would permit registration of Transfer Restricted Securities for offer or resale under the Act, it will each such time use its best efforts to effect the registration under the Act of all Transfer Restricted Securities held by the Holders; provided, however, that (i) if such registration involves an Underwritten Offering, the Holders participating in the Underwritten Offering, if requested by an Underwriter, must sell their Transfer Restricted Securities to the Underwriters selected by the Company on the same terms and conditions as apply to the Company; and (ii) if,
(x) at any time after giving written notice of its intention to register any securities pursuant to this Section 3(b) and (y) prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give written notice to all Holders of Transfer Restricted Securities and, thereupon, shall be relieved of its obligation to register any Transfer Restricted Securities in connection with such proposed registration. Notwithstanding the foregoing, the Holders shall have the absolute right in their sole discretion not to participate in any Underwritten Offering in the event that the terms or conditions of such offering are not satisfactory.

                  (i) If a registration pursuant to Section 3(b) involves an Underwritten Offering and the managing Underwriter advises the Company in writing that, in its opinion, the number of equity securities (including all Transfer Restricted Securities) which the Company, the Holders and any other Persons intend to include in such registration exceeds the largest number of securities that can be sold without having an adverse effect on such offering, including the price at which such securities can be sold, the Company will include in such registration (x) first, all the securities the Company proposes to sell for its own account, and (y) second, to the extent

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that the number of securities that the Company proposes to sell for its own account pursuant to Section 3(b) hereof is less than the number of equity securities that the Company has been advised can be sold in such offering without having the adverse effect referred to above, all Transfer Restricted Securities requested to be included in such registration by the Holders pursuant to Section 3(b) hereof (provided that if the number of Transfer Restricted Securities requested to be included in such registration by the Holders pursuant to Section 3(b) hereof, together with the number of Transfer Restricted Securities to be included in such registration pursuant to clause (x) of this
Section 3(b)(i), exceeds the number that the Company has been advised can be sold in such offering without having the adverse effect referred to above, the number of such Transfer Restricted Securities requested to be included in such registration by the Holders pursuant to Section 3(b)(i) hereof shall be limited to such extent and shall be allocated pro rata among all such Holders on the basis of the relative number of Transfer Restricted Securities then held by such Holder) and all other Persons having similar registration rights with respect to the Company's Common Stock.

                  (ii) In the event of an Underwritten Offering, upon the Company's request, any Holder will execute and deliver a custody agreement and power of attorney in form and substance reasonably satisfactory to the Holders with respect to the Transfer Restricted Securities to be registered pursuant to this Section 3(b) (a "CUSTODY AGREEMENT AND POWER OF ATTORNEY"). The Custody Agreement and Power of Attorney will provide, among other things, that the Holders will deliver to, and deposit in custody with, the custodian and attorney-in-fact named therein a certificate or certificates representing such shares of Transfer Restricted Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as the Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on the Holder's behalf with respect to the matters specified thereon. The Holders agree that they will execute such other agreements as the Company may reasonably request to further evidence the provision of this Section 3(b).

         (c) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within ten
(10) business days after receipt of a request therefor, such information related to such Holder as the Company may reasonably request for use in connection with any Registration Statement or Prospectus or preliminary Prospectus included therein.

         (d) Notwithstanding any other provision of Section 3(a), (A) if the Company determines in the good faith judgment of the Company's counsel that the filing of a Registration Statement would require the disclosure of material information which the Company has a good faith business purpose for preserving as confidential, the Company shall not be required to commence using its best efforts to effect a registration pursuant to Section 3(a) until the earlier of
(i) the date upon which such material information is disclosed to the public (it being understood that nothing herein shall require such disclosure) or ceases to be material or (ii) 60 days after the Company makes such good faith determination, (B) the Company shall have the right to defer the initial filing or the effectiveness of a Registration Statement filed pursuant to Section 3(a) hereof for a reasonable period of time to permit the Company to have prepared, to the extent not

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already available, financial statements for the Company's most recently completed fiscal period ended at the time that the demand for registration is received by the Company, only to the extent that the Company, in consultation with its regularly retained counsel and certified public accountants, determines in good faith that the inclusion of such financial statements is desirable to avoid the use of stale financial statements, and (C) the Company shall not be obligated to effect more than two (2) registrations pursuant to Section 3(a). The Company may impose stop-transfer instructions with respect to the Transfer Restricted Securities of the Holders for any period of suspension of effectiveness of the Registration Statement being filed pursuant to Section 3(a).

SECTION 4. REGISTRATION PROCEDURES

         In connection with the Registration Statement, the Company will use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution or disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

         (a) prepare, file and use its best efforts to cause to become effective a registration statement under the Act regarding the Transfer Restricted Securities to be offered; provided, however, that before filing a Registration Statement or any Prospectus, or any amendments or supplements thereto (other than documents incorporated by reference after the initial filing of the Registration Statement), the Company will furnish to the Holders and the Underwriter(s), if any, copies of all such documents proposed to be filed, and the Company will not file any Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which (i) the Underwriter(s), if any, shall reasonably object or (ii) the Holders of a majority of the Transfer Restricted Securities to be registered in the Registration Statement shall reasonably object, in each such case within ten (10) business days after the receipt thereof. A Holder or Underwriter, if any, shall be deemed to have reasonably objected to such filing if the Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed contains a material misstatement or omission, which misstatement or omission is specifically identified to the Company in writing within such ten (10) business days;

         (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary (i) to prevent the Registration Statement from containing any material misstatement or omission and (ii) to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the disposition of all Transfer Restricted Securities until the later of (x) the disposition of all of the Transfer Restricted Securities covered by such Registration Statement or (y) the expiration of three (3) years after such Registration Statement becomes effective;

         (c) use its best efforts to register or qualify all Transfer Restricted Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders or any Underwriter of such Transfer Restricted Securities shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holders or any Underwriter to consummate the disposition in such jurisdictions of its Transfer Restricted Securities covered by such Registration Statement;

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         (d) advise the Underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission for amendments to the Registration Statement or any amendments or supplements to the Prospectus or for additional information relating thereto,
(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (iv) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

         (e) in the case of any Underwritten Offering, furnish to the Holders and the Underwriters, addressed to them, (A) an opinion of counsel for the Company, dated the date of the closing under the underwriting agreement relating to any Underwritten Offering, and (B) a comfort letter signed by the independent public accountants who have certified the Company's financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters, respectively, delivered to underwriters in underwritten public offerings of securities;

         (f) promptly following the filing of any document that is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), provide copies of such document to the Holders;

         (g) deliver to each Holder and each of the Underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus and any amendment or supplement thereto by each of the Holders and each of the Underwriter(s), if any, in connection with the public offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

         (h) comply with all applicable rules and regulations of the Commission, including Section 11(a) of the Securities Act and Rule 158 of the Securities Act, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement (which need not be audited) for the twelve-month period (i) commencing at the end of any fiscal quarter

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in which Transfer Restricted Securities are sold to Underwriters in a firm or best efforts Underwritten Offering or (ii) if not sold to Underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

         (i) make all filings required to be made with the NASD and in the performance of any due diligence investigation by any Underwriter (including any "qualified independent Underwriter" that is required to be retained in accordance with the rules and regulations of the NASD);

         (j) cooperate with the Holders and the Underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the Underwriter(s), if any, may request at least two business days prior to any sale or Transfer Restricted Securities made by such Underwriter(s);

         (k) if any fact or event contemplated by clause (d)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading; and

         (l) cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange or quotation system on which similar securities issued by the Company are then listed, if any;

         Each Holder as to which any Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

         Each Holder agrees by acquisition of such Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 4(d)(iv) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of the Registration Statement set forth in Section 4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 4(d) hereof to and including the date when each

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selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus or shall have received the Advice.

SECTION 5. REGISTRATION EXPENSES

         Except as otherwise specifically set forth herein, all expenses incident to the Company's performance of or compliance with this Agreement will be borne solely by the Company, regardless whether a Registration Statement becomes effective, including without limitation:

         (i) all registration and filing fees and expenses (including filings made with the NASD);

         (ii) fees and expenses of compliance with federal securities or state blue sky laws;

         (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Securities in a form eligible for deposit with Depository Trust Company and of printing Prospectuses), messenger and delivery service and telephone;

         (iv) reasonable fees and disbursements of counsel for the Company;

         (v) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance);

         (vi) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent Underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD; and

         (vii) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees of any rating agency (collectively, the "registration expenses").

         The expense of any broker's commission or Underwriters' discount or commission in connection with the sale of Transfer Restricted Securities shall be borne by the Holder of such Transfer Restricted Securities.

SECTION 6. INDEMNIFICATION

         (a) The Company agrees to indemnify and hold harmless each Holder (each such Holder an "INDEMNIFIED HOLDER") and in the case of an Underwritten Offering, each Underwriter participating in the distribution (each such Underwriter an "INDEMNIFIED UNDERWRITER"), each officer and director of each Holder and each person that controls each Indemnified Holder or Indemnified Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and agents, employees, officers and directors or any such controlling person of any Indemnified Holder or Indemnified Underwriter from and against any and all losses, claims,

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damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other expenses in connection with investigating, defending or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary Prospectus or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any such Indemnified Holder or Indemnified Underwriter in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder or Indemnified Underwriter furnished in writing by such Indemnified Holder or Indemnified Underwriter to the Company expressly for use therein and (ii) the Company shall not be liable to any such Indemnified Holder or Indemnified Underwriter under the indemnity agreement in this Section 6(a) with respect to any preliminary Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense (x) arises out of or is based upon an untrue statement or omission in such prospectus and (y) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (z) having previously been furnished by or on behalf of the Company with sufficient copies of such prospectus as so amended or supplemented, such Indemnified Holder or Indemnified Underwriter thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a person asserting the claim from which such loss, claim, damages, judgments, liabilities or expenses arise.

         (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder or Indemnified Underwriter with respect to which indemnity may be sought against the Company pursuant to Section 6(a), such Indemnified Holder or Indemnified Underwriter shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder or Indemnified Underwriter and payment of all fees and expenses; provided, however, that the omission so to notify the Company shall not relieve the Company from any liability that they may have to any Indemnified Holder or Indemnified Underwriter (except to the extent that the Company is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). An Indemnified Holder or Indemnified Underwriter shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter unless (i) the Company agrees in writing to pay such fees and expenses, (ii) the Company has failed promptly to assume the defense and employ counsel satisfactory to the Indemnified Holder or Indemnified Underwriter or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder or Indemnified Underwriter, on the one hand, and the Company and such Indemnified Holder or Indemnified Underwriter shall have been advised in writing by its counsel that representation of it and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation has been

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proposed) due to actual or potential conflicts of interests between them (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder or Indemnified Underwriter). The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder or Indemnified Underwriter from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder or Indemnified Underwriter affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder or Indemnified Underwriter has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder or Indemnified Underwriter from all liability arising out of such action, claim, litigation or proceeding. For the purposes of this Section 6(b), the term "conflict of interest" shall mean that there are one or more legal defenses available to the Indemnified Holder or the Company, as applicable, which different or additional defenses make joint representation inappropriate.

         (c) Each Indemnified Holder and Indemnified Underwriter agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, the "COMPANY INDEMNIFIED PARTIES") to the same extent as the foregoing indemnity from the Company to such Indemnified Holder or Indemnified Underwriter, but only with respect to information relating to such Indemnified Holder or Indemnified Underwriter furnished to the Company in writing by such Indemnified Holder or Indemnified Underwriter, respectively, expressly for use in the Registration Statement, Prospectus (or any amendment of supplement thereto), or any preliminary Prospectus. In case any action shall be brought against any Company Indemnified Party based on the Registration Statement, Prospectus (or any amendment of supplement), or any preliminary Prospectus and in respect of which indemnification may be sought against each Indemnified Holder and Indemnified Underwriter pursuant to this Section 6(c), such Indemnified Holder and Indemnified Underwriter shall have the rights and duties given to the Company by Section 6(a) (except that if the Company shall have assumed the defense thereof, such Indemnified Holder and Indemnified Underwriter may, but shall not be required to employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of such Indemnified Holder or Indemnified Underwriter) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders or Indemnified Underwriters by Section 6(b). In no event shall the liability of any Indemnified Holder hereunder be greater in amount than the dollar amount of the net proceeds (after broker's commissions or underwriters discounts and commissions) received by such Indemnified Holder upon the sale of the Transfer Restricted Securities giving rise to such indemnification obligation.

         (d) If the indemnification provided for in this Section 6 is unavailable to any party entitled to indemnification pursuant to Section 6(a) or 6(c), then such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and each Indemnified Holder or Indemnified Underwriter on the other in connection with the

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statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Indemnified Holder and Indemnified Underwriter on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by each Indemnified Holder and Indemnified Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any Indemnified Holder hereunder be greater in amount than the dollar amount of the net proceeds (after broker's commissions or underwriters discounts and commissions) received by such Indemnified Holder upon the sale of the Transfer Restricted Securities giving rise to such contribution obligation.

         (e) The Company and each Indemnified Holder and Indemnified Underwriter agree that it would not be just and equitable if contribution pursuant to
Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

         (f) The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

SECTION 7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

         No Holder may participate in any Underwritten Offering hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. In addition to the foregoing, all Holders agree that in connection with the first Underwritten Offering following the date hereof, they shall not, to the extent requested by the Company and the lead Underwriter in such offering, sell or otherwise transfer or dispose of any Transfer Restricted Securities (other than (i) sales, transfers or dispositions to donees who agree to be similarly bound or (ii) sales, transfers or dispositions of Transfer Restricted Securities included in the registration of the first Underwritten Offering or in any registration statement previously declared effective) during a reasonable and customary period of time, not to exceed 180 days, next following the effective date of the Registration Statement relating to the first Underwritten Offering; provided, however, that such agreement by the Holders not to dispose of Transfer Restricted Securities during such period shall apply only if all executive officers, directors and each stockholder holding at least 5% of the Common Stock of the Company then outstanding and all other persons with registration rights relating to any of the Company's securities to be registered in such offering (whether or not pursuant to this Agreement) enter into similar agreements with the Company and the Underwriters containing the same terms as set forth in this Section 7. In order to enforce the foregoing covenant contained in the prior sentence, the Company may impose stop-transfer instructions with respect to the Transfer Restricted Securities of the Holders until the end of such agreed upon period.

SECTION 8. MISCELLANEOUS

         (a) NO INCONSISTENT AGREEMENTS. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders or Transfer Restricted Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the Holders of the Company's securities under any other agreements.

         (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of the Holders holding a majority of the Transfer Restricted Securities.

         (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), facsimile transmission, or air courier guaranteeing overnight delivery;

                  (i) if to a Holder of Transfer Restricted Securities, at the address set forth on the records of the Company's registrar, with a copy to:

                           Entrada Holdings LLC
                           c/o Andersen Weinroth Capital Corp.
                           1330 Avenue of the Americas, 36th Floor
                           New York, New York 10019
                           Attn:  Rohit Phansalkar
                           Tel:  212-842-1605
                           Fax:  212-842-1540

                           With a copy to:
                           Swidler Berlin Shereff Friedman, LLP
                           The Chrysler Building
                           405 Lexington Avenue
                           New York, NY  10174
                           Attn:  Jeffry S. Hoffman
                           Tel:  212-891-9260
                           Fax:  212-891-9255

                  (ii) if to the Company, initially at its address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section, with a copy to:

                           Venture Law Group
                           2775 Sand Hill Road
                           Menlo Park, CA 94025
                           Attn:  Mark A. Medearis
                           Tel:  650-854-4488
                           Fax:  650-233-8386

         Any notice, demand or request required or permitted to be given by any party to any other party pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or by verifiable facsimile transmission (with an original to follow) on or before 5:00 p.m., California time, on a business day or, if such day is not a business day, on the next succeeding business day, (ii) on the next business day after timely delivery to a nationally-recognized overnight courier and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid).

         (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Securities unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder in accordance with the provisions of the Purchase Agreement. Notwithstanding any assignment by the Purchaser of this Agreement, the Purchaser shall remain the entity which pursuant to Section 3(a) has the right to require the Company by written request to cause the Transfer Restricted Securities to be registered pursuant to the terms of Section 3(a) unless the Purchaser expressly agrees otherwise in a written instrument executed by the Purchaser.

         (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (g) GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed under the laws of the State of California without regard to the conflict of laws provisions thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit action or proceeding, any claim that it is nor personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (h) SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (i) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the securities sold pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       SYNC RESEARCH, INC.



                                       By: /s/ William K. Guerry
                                          -------------------------------------
                                       Name: William K. Guerry
                                            -----------------------------------
                                       Title: CEO
                                             ----------------------------------


                                       ENTRADA HOLDINGS LLC



                                       By: /s/ R. Phansalker
                                          -------------------------------------
                                       Name: Rohit K. Phansalkar
                                            -----------------------------------
                                       Title: Manager
                                             ----------------------------------